AXP(R)
     European
         Equity
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP European Equity Fund seeks to provide shareholders with capital appreciation.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                         9

Investments in Securities                               10

Financial Statements                                    13

Notes to Financial Statements                           16

Independent Auditors' Report                            25

Federal Income Tax Information                          26

Board Members and Officers                              27

Results of Meeting of Shareholders                      30

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2 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Mark Burgess
Tenure/since                                                       2/02
Years in industry                                                    17

Portfolio manager                                         Claire Barnes
Tenure/since                                                       9/00
Years in industry                                                     7

Portfolio manager                                         Richard Falle
Tenure/since                                                       2/02
Years in industry                                                     9

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates
A: 6/26/00        B: 6/26/00        C: 6/26/00       Y: 6/26/00

Ticker symbols
A: AXEAX          B: AEEBX          C: --            Y: --

Total net assets                                         $147.2 million
Number of holdings                                     approximately 50

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

TOP TEN HOLDINGS

Percentage of portfolio assets

BP (United Kingdom)                                                 5.8%
TotalFinaElf (France)                                               5.6
GlaxoSmithKline (United Kingdom)                                    4.8
Vodafone Group (United Kingdom)                                     3.7
Royal Bank of Scotland Group (United Kingdom)                       3.6
Novartis (Switzerland)                                              3.5
HSBC Holdings (United Kingdom)                                      3.2
Schering (Germany)                                                  3.1
Nokia (Finland)                                                     3.0
Nestle (Switzerland)                                                3.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

TOP FIVE COUNTRIES

Percentage of portfolio assets

United Kingdom                                                     41.3%
Switzerland                                                        12.4
France                                                             12.3
Netherlands                                                         8.7
Germany                                                             5.3

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the 12-month period ended Oct. 31, 2002?

    (In February 2002, Mark Burgess and Richard Falle joined the portfolio management team for the Fund.)

A: The Fund returned -14.18% (Class A shares excluding sales charge) for the period. In comparison the MSCI Europe Index returned -13.59%, and the Lipper European Funds Index returned -12.77% for the same period.

Q:  What factors significantly impacted performance?

A: Stock selection in basic and general industries and non-cyclical consumer goods detracted from performance, contributing to the Fund's slight underperformance of the benchmark. Stock selection in information technology, resources and cyclical services contributed positively to performance. Sector selection also added to performance, especially our overweight to consumer cyclical, utilities and basic industries.

Q:  What changes did you make to the portfolio?

A: At the beginning of the year, the Fund was positioned to take advantage of our optimistic belief the U.S. economy would recover and the export driven economies of Europe would benefit from increased foreign demand. However, as the year progressed and economic, geopolitical and corporate financial uncertainty increased, the Fund moved to a more defensive position.

Q:  What is your outlook for the coming months?

A: Our primary focus is to position the Fund for a recovery, which we believe will occur in the near future. While there are still concerns surrounding Central Europe, especially Germany, we remain confident that there will be economic growth to support a gradual recovery.

(bar graph)
         PERFORMANCE COMPARISON
    For the year ended Oct. 31, 2002

  0%
 -3%
 -6%
 -9%                                  (bar 3)
-12%      (bar 1)       (bar 2)       -12.77%
-15%      -14.18%       -13.59%

(bar 1) AXP European Equity Fund Class A (excluding sales charge)
(bar 2) MSCI Europe Index (unmanaged)
(bar 3) Lipper European Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > The primary focus is to position the Fund for the recovery, which we believe will occur in the near future. (end callout quote)

    In terms of our current sector strategy, we are underweighted in consumer staples because of concerns about valuations. We are also underweighted in financials as the market worries about credit quality issues and weakness in insurers persist. We continue to believe in our overweight in energy, although we feel oil prices above the $30 per barrel level are unsustainable. Healthcare is another area in which we still find value. While maintaining a neutral position in technology and telecommunications, we approach stock selection carefully, adding names to the portfolio that are dominant leaders with strong fundamentals, and that are positioned to gain additional market share as weaker competitors fall by the wayside.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (6/26/00)                 (6/26/00)                 (6/26/00)                  (6/26/00)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -14.18%      -19.11%       -14.98%      -18.39%      -14.98%      -14.98%      -14.10%      -14.10%
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception         -20.96%      -22.93%       -21.58%      -22.92%      -21.58%      -21.58%      -20.82%      -20.82%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP European Equity Fund Class A shares (from 7/1/00 to 10/31/02) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP EUROPEAN EQUITY FUND

$20,000

$15,000        (solid line) AXP European Equity Fund Class A

$10,000        (dotted line) MSCI Europe Index(1)

 $5,500        (dashed line) Lipper European Funds Index(2)

                   7/1/00         10/00        10/01        10/02

(solid line) AXP European Equity Fund Class A $5,426
(dotted line) MSCI Europe Index(1) $6,161
(dashed line) Lipper European Funds Index(2) $5,901

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper European Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

           Average Annual Total Returns
    Class A with Sales Charge as of Oct. 31, 2002
1 year                                            -19.11%
5 years                                              N/A
10 years                                             N/A
Since inception                                   -22.93%

Results for other share classes can be found on page 8.

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9 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP European Equity Fund
Oct. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (93.3%)(c)
Issuer                                                Shares            Value(a)

Finland (4.5%)

Communications equipment & services (2.9%)
Nokia                                                256,480          $4,355,965

Paper & packaging (1.6%)
Stora Enso                                           224,240           2,331,681

France (12.0%)

Banks and savings & loans (2.0%)
BNP Paribas                                           75,037           2,991,686

Energy (5.4%)
TotalFinaElf                                          58,332           8,035,276

Health care (2.9%)
Aventis                                               70,260           4,206,019

Leisure time & entertainment (1.7%)
Accor                                                 70,126           2,489,631

Germany (5.2%)

Automotive & related (1.3%)
DaimlerChrysler                                       54,018           1,858,917

Health care (3.0%)
Schering                                              97,500           4,429,909

Utilities -- electric (0.9%)
RWE                                                   43,142           1,341,091

Italy (1.2%)

Banks and savings & loans
Unicredito Italiano                                  477,330           1,796,260

Luxembourg (1.5%)

Metals
Arcelor                                              209,894(b)        2,267,731

Netherlands (8.6%)

Energy (2.5%)
Royal Dutch Petroleum                                 85,849           3,713,510

Food (1.7%)
Unilever                                              39,185           2,512,618

Industrial equipment & services (1.4%)
Koninklijke (Royal) Philips Electronics              113,162           2,028,364

Insurance (1.9%)
Aegon                                                210,525           2,854,131

Transportation (1.1%)
TPG                                                   95,555           1,548,116

Portugal (2.6%)

Utilities -- telephone
Portugal Telecom                                     639,657           3,864,059

Spain (4.8%)

Banks and savings & loans (1.8%)
Banco Santander Central Hispano                      428,684           2,627,815

Beverages & tobacco (1.2%)
Altadis                                               83,726           1,770,211

Utilities -- electric (1.8%)
Endesa                                               256,204           2,646,288

Switzerland (12.2%)

Banks and savings & loans (2.0%)
UBS                                                   61,592(b)        2,935,237

Chemicals (1.0%)
Syngenta                                              24,639           1,466,289

Food (2.9%)
Nestle                                                19,978           4,283,320

Health care (3.5%)
Novartis                                             132,928           5,069,671

Insurance (2.8%)
Swiss Reinsurance                                     59,776           4,150,549

See accompanying notes to investments in securities.

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10 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (40.7%)

Airlines (0.8%)
British Airways                                      549,138(b)       $1,136,194

Banks and savings & loans (5.7%)
Lloyds TSB Group                                     358,084           3,081,223
Royal Bank of Scotland Group                         224,280           5,277,325
Total                                                                  8,358,548

Building materials & construction (1.4%)
Invensys                                           2,098,162           2,100,847

Communications equipment & services (4.8%)
GlaxoSmithKline                                      367,218           7,009,052

Computer software & services (1.8%)
Sage Group                                         1,140,316           2,604,675

Energy (5.7%)
BP                                                 1,308,793           8,395,186

Financial services (3.1%)
HSBC Holdings                                        413,360           4,604,515

Food (1.5%)
Compass Group                                        494,977           2,193,463

Health care (0.3%)
Amersham                                              41,133             371,314

Media (2.6%)
British Sky Broadcasting Group                       403,208(b)        3,806,991

Metals (2.4%)
BHP Billiton                                         380,389           1,856,770
Rio Tinto                                             94,426           1,706,275
Total                                                                  3,563,045

Multi-industry conglomerates (1.0%)
Rentokil Initial                                     417,778           1,416,707

Retail (3.4%)
Next                                                 131,021           1,824,342
Signet Group                                       1,042,321           1,451,333
Tesco                                                565,076           1,752,651
Total                                                                  5,028,326

Utilities -- gas (2.6%)
Centrica                                           1,320,753           3,760,698

Utilities -- telephone (3.6%)
Vodafone Group                                     3,323,077           5,341,924

Total common stocks
(Cost: $152,985,482)                                                $137,265,829

Short-term securities (5.0%)
Issuer                    Annualized                  Amount            Value(a)
                        yield on date               payable at
                         of purchase                 maturity

U.S. government agencies (4.0%)
Federal Natl Mtge Assn Disc Nts
         11-04-02               1.66%               $300,000            $299,945
         11-06-02               1.65                 500,000             499,869
         11-06-02               1.70                 500,000             499,858
         12-17-02               1.69               1,500,000           1,496,700
         12-20-02               1.70               3,200,000           3,192,399
Total                                                                  5,988,771

Commercial paper (1.0%)
Enterprise Funding
         11-01-02               1.91               1,400,000(d)        1,399,926

Total short-term securities
(Cost: $7,389,092)                                                    $7,388,697

Total investments in securities
(Cost: $160,374,574)(e)                                             $144,654,526

See accompanying notes to investments in securities.

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11 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $161,922,555 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  2,105,840
     Unrealized depreciation                                        (19,373,869)
                                                                    -----------
     Net unrealized depreciation                                   $(17,268,029)
                                                                   ------------

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12 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP European Equity Fund

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $160,374,574)                                                                     $ 144,654,526
Capital shares receivable                                                                                     5,863
Dividends and accrued interest receivable                                                                   524,667
Receivable for investment securities sold                                                                 2,367,441
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                            669
                                                                                                                ---
Total assets                                                                                            147,553,166
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                             1,725
Capital shares payable                                                                                      134,375
Payable for investment securities purchased                                                                  99,907
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                          3,994
Accrued investment management services fee                                                                    3,148
Accrued distribution fee                                                                                      1,931
Accrued transfer agency fee                                                                                   1,474
Accrued administrative services fee                                                                             236
Other accrued expenses                                                                                      154,457
                                                                                                            -------
Total liabilities                                                                                           401,247
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                    $ 147,151,919
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     522,488
Additional paid-in capital                                                                              266,386,860
Undistributed net investment income                                                                         842,848
Accumulated net realized gain (loss) (Note 7)                                                          (104,912,563)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                          (15,687,714)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 147,151,919
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 100,123,278
                                                            Class B                                   $  45,039,501
                                                            Class C                                   $   1,953,459
                                                            Class Y                                   $      35,681
Net asset value per share of outstanding capital stock:     Class A shares            35,360,189      $        2.83
                                                            Class B shares            16,174,088      $        2.78
                                                            Class C shares               701,931      $        2.78
                                                            Class Y shares                12,572      $        2.84
                                                                                          ------      -------------

See accompanying notes to financial statements.

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13 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP European Equity Fund

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                              $  4,593,992
Interest                                                                                    205,606
   Less foreign taxes withheld                                                             (569,652)
                                                                                           --------
Total income                                                                              4,229,946
                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                        1,483,797
Distribution fee
   Class A                                                                                  321,761
   Class B                                                                                  598,575
   Class C                                                                                   22,658
Transfer agency fee                                                                         567,389
Incremental transfer agency fee
   Class A                                                                                   42,479
   Class B                                                                                   34,607
   Class C                                                                                    1,464
Service fee -- Class Y                                                                           39
Administrative services fees and expenses                                                   116,212
Compensation of board members                                                                10,463
Custodian fees                                                                               84,194
Printing and postage                                                                         69,700
Registration fees                                                                            42,242
Audit fees                                                                                   15,250
Other                                                                                         2,359
                                                                                              -----
Total expenses                                                                            3,413,189
   Earnings credits on cash balances (Note 2)                                                (2,867)
                                                                                             ------
Total net expenses                                                                        3,410,322
                                                                                          ---------
Investment income (loss) -- net                                                             819,624
                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       (13,753,531)
   Foreign currency transactions                                                             23,243
                                                                                             ------
Net realized gain (loss) on investments                                                 (13,730,288)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   (11,562,389)
                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                   (25,292,677)
                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                        $(24,473,053)
                                                                                       ============

See accompanying notes to financial statements.

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14 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP European Equity Fund

Year ended Oct. 31,                                                                  2002                  2001
Operations and distributions
Investment income (loss) -- net                                                 $     819,624          $  1,015,633
Net realized gain (loss) on investments                                           (13,730,288)          (90,137,647)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (11,562,389)             (365,934)
                                                                                  -----------              --------
Net increase (decrease) in net assets resulting from operations                   (24,473,053)          (89,487,948)
                                                                                  -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (103,467)                   --
     Class Y                                                                              (50)                   --
   Net realized gain
     Class A                                                                               --              (947,831)
     Class B                                                                               --              (394,954)
     Class C                                                                               --               (11,536)
     Class Y                                                                               --                  (366)
                                                                                     --------            ----------
Total distributions                                                                  (103,517)           (1,354,687)
                                                                                     --------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         94,306,318           189,364,032
   Class B shares                                                                  10,154,685            68,679,307
   Class C shares                                                                   3,976,104             2,514,656
   Class Y shares                                                                       9,999                 7,956
Reinvestment of distributions at net asset value
   Class A shares                                                                     102,095               944,279
   Class B shares                                                                          --               393,915
   Class C shares                                                                          --                11,518
   Class Y shares                                                                          48                   366
Payments for redemptions
   Class A shares                                                                (122,736,823)          (61,049,122)
   Class B shares (Note 2)                                                        (22,153,752)          (15,053,433)
   Class C shares (Note 2)                                                         (3,983,193)             (597,121)
   Class Y shares                                                                     (11,238)               (8,261)
                                                                                      -------                ------
Increase (decrease) in net assets from capital share transactions                 (40,335,757)          185,208,092
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           (64,912,327)           94,365,457
Net assets at beginning of year                                                   212,064,246           117,698,789
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 147,151,919          $212,064,246
                                                                                =============          ============
Undistributed net investment income                                             $     842,848          $    103,498
                                                                                -------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP European Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $23,243 and accumulated net realized loss has been increased by $23,243.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                        2002                      2001

Class A
Distributions paid from:
     Ordinary income                     $103,467                  $947,831
     Long-term capital gain                    --                        --

Class B
Distributions paid from:
     Ordinary income                           --                   394,954
     Long-term capital gain                    --                        --

Class C
Distributions paid from:
     Ordinary income                           --                    11,536
     Long-term capital gain                    --                        --

Class Y
Distributions paid from:
     Ordinary income                           50                       366
     Long-term capital gain                    --                        --

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $     842,848
Accumulated gain (loss)                                      $(103,364,582)
Unrealized appreciation (depreciation)                       $ (17,235,695)

--------------------------------------------------------------------------------
18 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $43,135 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International, Inc., a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

--------------------------------------------------------------------------------
19 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $289,766 for Class A, $83,155 for Class B and $499 for Class C for the year ended Oct. 31, 2002.

During the year ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $2,867 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $203,580,723 and $245,890,784, respectively, for the year ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $101,356 for the year ended Oct. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       29,625,924         3,116,116        1,309,942             2,997
Issued for reinvested distributions            29,859                --               --                14
Redeemed                                  (37,961,247)       (6,967,812)      (1,299,820)           (3,221)
                                          -----------        ----------       ----------            ------
Net increase (decrease)                    (8,305,464)       (3,851,696)          10,122              (210)
                                           ----------        ----------           ------              ----

                                                               Year ended Oct. 31, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                       44,101,232        15,955,667          589,613             1,733
Issued for reinvested distributions           204,390            85,634            2,504                79
Redeemed                                  (16,262,102)       (4,174,342)        (157,907)           (2,118)
                                          -----------        ----------         --------            ------
Net increase (decrease)                    28,043,520        11,866,959          434,210              (306)
                                           ----------        ----------          -------              ----

--------------------------------------------------------------------------------
20 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at a specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                  Currency to                  Currency to       Unrealized        Unrealized
                              be delivered                  be received     appreciation      depreciation
Nov. 1, 2002                        99,238                      100,886             $669            $   --
                               U.S. Dollar       European Monetary Unit

Nov. 4, 2002                       150,626                      234,566               --             1,088
                             British Pound                  U.S. Dollar

Nov. 5, 2002                     2,152,668                    2,128,881               --             2,906
                    European Monetary Unit                  U.S. Dollar
                                                                                    ----            ------
Total                                                                               $669            $3,994
                                                                                    ----            ------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $103,364,582 as of Oct. 31, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000(b)
Net asset value, beginning of period                              $3.30       $ 4.90        $4.95
Income from investment operations:
Net investment income (loss)                                        .03          .02           --
Net gains (losses) (both realized and unrealized)                  (.50)       (1.59)        (.05)
Total from investment operations                                   (.47)       (1.57)        (.05)
Less distributions:
Distributions from realized gains                                    --         (.03)          --
Net asset value, end of period                                    $2.83       $ 3.30        $4.90

Ratios/supplemental data
Net assets, end of period (in millions)                            $100         $144          $76
Ratio of expenses to average daily net assets(c)                  1.54%        1.37%(d)     1.34%(d,h)
Ratio of net investment income (loss)
  to average daily net assets                                      .68%         .69%        1.05%(h)
Portfolio turnover rate (excluding short-term securities)          110%         297%          52%
Total return(i)                                                 (14.18%)     (32.23%)      (1.01%)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000(b)
Net asset value, beginning of period                              $3.27       $ 4.89        $4.95
Income from investment operations:
Net gains (losses) (both realized and unrealized)                  (.49)       (1.59)        (.06)
Less distributions:
Distributions from realized gains                                    --         (.03)          --
Net asset value, end of period                                    $2.78       $ 3.27        $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                             $45          $66          $40
Ratio of expenses to average daily net assets(c)                  2.31%        2.14%(e)     2.12%(e,h)
Ratio of net investment income (loss)
  to average daily net assets                                     (.08%)       (.07%)        .05%(h)
Portfolio turnover rate (excluding short-term securities)          110%         297%          52%
Total return(i)                                                 (14.98%)     (32.71%)      (1.21%)

See accompanying notes to financial highlights.



--------------------------------------------------------------------------------
22 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000(b)
Net asset value, beginning of period                              $3.27       $ 4.88        $4.95
Income from investment operations:
Net gains (losses) (both realized and unrealized)                  (.49)       (1.58)        (.07)
Less distributions:
Distributions from realized gains                                    --         (.03)          --
Net asset value, end of period                                    $2.78       $ 3.27        $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $2           $1
Ratio of expenses to average daily net assets(c)                  2.32%        2.14%(f)     2.12%(f,h)
Ratio of net investment income (loss)
  to average daily net assets                                     (.10%)       (.08%)        .15%(h)
Portfolio turnover rate (excluding short-term securities)          110%         297%          52%
Total return(i)                                                 (14.98%)     (32.57%)      (1.41%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000(b)
Net asset value, beginning of period                              $3.31       $ 4.89        $4.95
Income from investment operations:
Net investment income (loss)                                        .03          .03           --
Net gains (losses) (both realized and unrealized)                  (.50)       (1.58)        (.06)
Total from investment operations                                   (.47)       (1.55)        (.06)
Less distributions:
Distributions from realized gains                                    --         (.03)          --
Net asset value, end of period                                    $2.84       $ 3.31        $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.35%        1.19%(g)     1.18%(g,h)
Ratio of net investment income (loss)
  to average daily net assets                                      .76%         .84%        1.29%(h)
Portfolio turnover rate (excluding short-term securities)          110%         297%          52%
Total return(i)                                                 (14.10%)     (31.89%)      (1.21%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the periods ended Oct. 31, 2001 and 2000, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the periods ended Oct. 31, 2001 and 2000, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the periods ended Oct. 31, 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP European Equity Fund (a series of AXP International Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002 and the financial highlights for each of the years in the two-year period ended October 31, 2002 and for the period from June 26, 2000 (when shares became publicly available) to October 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP European Equity Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
25 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP European Equity Fund
Fiscal year ended Oct. 31, 2002

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00245

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00395

--------------------------------------------------------------------------------
26 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company (textiles
                                                                                                  and chemicals), and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
29 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP EUROPEAN EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           93,735,927.314                 4,282,040.133
Philip J. Carroll, Jr.    94,058,588.612                 3,959,378.835
Livio D. DeSimone         93,996,939.527                 4,021,027.920
Barbara H. Fraser         94,017,373.282                 4,000,594.165
Ira D. Hall               94,046,389.675                 3,971,577.772
Heinz F. Hutter           93,962,869.314                 4,055,098.133
Anne P. Jones             93,933,048.912                 4,084,918.535
Stephen R. Lewis, Jr.     94,151,113.238                 3,866,854.209
Alan G. Quasha            94,110,115.697                 3,907,851.750
Stephen W. Roszell        94,043,045.455                 3,974,921.992
Alan K. Simpson           93,739,271.933                 4,278,695.514
Alison Taunton-Rigby      94,117,245.789                 3,900,721.658
William F. Truscott       94,059,081.588                 3,958,885.859

--------------------------------------------------------------------------------
30 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes
  80,427,373.308           8,717,777.809       3,098,873.330     5,773,943.000

2(b). To change the name of the Corporation.

Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes
  88,223,881.560           6,157,751.613       3,636,334.274         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes
  30,573,096.138           2,693,547.282        970,951.375      4,415,098.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes
  30,162,324.273           2,613,574.501       1,461,696.021     4,415,098.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
31 -- AXP EUROPEAN EQUITY FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP European Equity Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6006 E (12/02)